UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2020

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an Amendment (“Amendment No. 1”) to the Current Report on Form 8-K originally filed by Sears Holdings Corporation with the Securities and Exchange Commission on January 21, 2020 (the “Original Form 8-K”). This Amendment No. 1 is being filed solely to correct the date on the signature page in the Original Form 8-K.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), on April 17, 2019, the Debtors filed a proposed Joint Chapter 11 Plan with the Bankruptcy Court, on May 16, 2019, the Debtors filed an amended proposed Joint Chapter 11 Plan with the Bankruptcy Court, and on June 28, 2019, the Debtors filed a Second Amended Joint Chapter 11 Plan with the Bankruptcy Court.

The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Current Report on Form 8-K (this “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K.

On September 13, 2019, the Debtors filed a Modified Second Amended Joint Chapter 11 Plan with the Bankruptcy Court. On October 1, 2019, the Debtors filed a Revised Modified Second Amended Joint Chapter 11 Plan (the “Plan”) with the Bankruptcy Court. On October 15, 2019, the Bankruptcy Court entered an order, Docket No. 5370, confirming the Plan.

On January 17, 2020, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning September 1, 2019 and ending October 5, 2019 (the “September Monthly Operating Report”), and their monthly operating report for the period beginning October 6, 2019 and ending November 2, 2019 (the “October Monthly Operating Report”, and together with the September Monthly Operating Report, each, a “Monthly Operating Report” and together, the “Monthly Operating Reports”). The September Monthly Operating Report and the October Monthly Operating Report are attached hereto, respectively, as Exhibits 99.1 and 99.2, and are incorporated herein by reference. The information set forth in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases, are available electronically at http://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on April 18, 2019, the Company will not file an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 or any quarterly reports on Form 10-Q for subsequent periods ended prior to the confirmation of the Plan. Instead, through the effective date of the Plan (the “Effective Date”), the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Cases and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information that are filed by the Company with the Bankruptcy Court.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, and/or the Monthly Operating Reports are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to risks relating to the Debtors’ ability to satisfy (or obtain waivers of) the conditions precedent to the Effective Date and the

Debtors’ ability to pay the Administrative Expense Claims (as they may be reduced under section 1129(a)(9) of the Bankruptcy Code) and therefore whether and/or when the Effective Date will occur; with respect to distributions under the Plan, (i) the Debtors’ ability to make such distributions (including the timing and amount of proceeds to be realized through (a) the monetization of certain non-litigation assets, (b) the assumption of certain 503(b)(9) claims by Transform Holdco LLC (“Transform”), an affiliate of ESL Investments, Inc. (“ESL”), and (c) certain litigation assets, including preference actions, prepetition related party transaction claims against ESL and D&O insurance, and (ii) whether the actual amount of Allowed Claims varies from the Debtors’ feasibility analysis and, if so, whether the variation is material; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, risks associated with third-party motions in the Chapter 11 Cases; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Plan states that the common stock and warrants will be cancelled on the Effective Date; risks relating to the Company’s ability to implement the Plan; as well as other risk factors set forth in the Plan. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Monthly Operating Report for the period ended October 5, 2019, filed with the United States Bankruptcy Court for the Southern District of New York (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed January 21, 2020)

99.2	Monthly Operating Report for the period ended November 2, 2019, filed with the United States Bankruptcy Court for the Southern District of New York (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed January 21, 2020)

Exhibit Index

Exhibit No.	Exhibit

99.1	Monthly Operating Report for the period ended October 5, 2019, filed with the United States Bankruptcy Court for the Southern District of New York (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed January 21, 2020)

99.2	Monthly Operating Report for the period ended November 2, 2019, filed with the United States Bankruptcy Court for the Southern District of New York (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed January 21, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Mohsin Meghji

Mohsin Meghji
Chief Restructuring Officer

Dated: January 21, 2020